Instrument Financing Agreement	12 Months Ended
Dec. 31, 2022
Instrument Financing Agreement [Abstract]
Instrument Financing Agreement

25. INSTRUMENT FINANCING AGREEMENT

On April 27, 2022 the Group consummated the first closing of a private placement offering pursuant to which it received an initial investment of $26.1 million in cash and entered into an Instrument Financing Agreement (the "Instrument Financing Agreement") with USB Focus Fund LumiraDx 2A, LLC, USB Focus Fund Lumira Dx 2B, LLC and certain other related investors (collectively, the "Investors"), and Pear Tree Partners, L.P. The terms of the Instrument Financing Agreement provide that the Investors may invest up to an aggregate maximum amount of $50 million in the Company, or such higher amount as agreed to by the Group and the Investors (the "Invested Amount"), in one or more closings, in order to fund the purchase of additional LumiraDx instruments, allowing the Group to further expand instrument placements. In consideration of such investment, the Group has agreed to pay to the Investors on a semi-annual basis and over a three-year period (subject to extension in certain events), a instrument financing payment that is equal to 20% of the total gross amount invoiced by the Group in respect of sales of test strips for use in such funded LumiraDx instruments which are allocated to the Invested Amount by the Group in accordance with the terms of the Instrument Financing Agreement (the "Instrument Financing Payments").

If by the end of the applicable three-year term, the Investors have not received, in aggregate, Instrument Financing Payments equal to or in excess of two times the Invested Amount, the Group shall, at its sole discretion, either: (i) issue to the Investors an aggregate amount of the Group's common shares, $0.0000028 par value per common share, equal in value to the difference between the Target Return and the total Instrument Financing Payments received by the Investors, at a price per Common Share equal to the volume-weight average price of the Common Shares for the 20 Nasdaq trading day period immediately following the applicable Expiry Date, but subject to a minimum price per Common Share of $7.25; or (ii) pay to the Investors the applicable Instrument Financing Shortfall in cash.

In June 2022 the Group closed an additional $15.4 million with the Investors.

The ability to pay the instrument financing in shares constitutes an embedded derivative as it is a component of the host instrument that would allow for the cash flows of the combined instrument to be changed according to the value of a financial variable. In accordance with IFRS 9, the Company has elected to record the entire instrument at a fair value through profit or loss. The change in fair value of $9,950 million has been charged to finance expenses in 2022.

The fair value of the Instrument Financing Agreement has been determined by considering the expected payments under the agreement to derive an effective interest rate of 33% compared to the initial balance of $41.5 million. The expected payments are determined by considering expected sales and placements of Instruments and future sales projections of test strips to calculate future royalty payments. These estimates take into consideration historical experience, current contractual Performance Obligations and specific known market events and trends such as competitive pricing and new product introductions. The significant unobservable inputs are the forecast placements and sales and effective interest rate. The estimated fair value would increase if the forecast placements and/or sales were higher. If actual future results vary, these estimates may need to be adjusted, with an effect on the liability balance and finance income/expense in the period of the adjustment.